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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 17, 2004
                                                        -----------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


        MICHIGAN                     1-13092                   38-1841410
        --------                     -------                   ----------
(State or other jurisdiction        Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)


         30200 TELEGRAPH ROAD, SUITE 105                          48025
              BINGHAM FARMS, MICHIGAN                             -----
     (Address of principal executive offices)                   (Zip Code)



   Registrant's telephone number including area code: (248) 644-7110
                                                       -------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 9.  Regulation FD Disclosure

         On February 17, 2004, Malan Realty Investors, Inc. issued a press release regarding the sale of two properties. The press release is furnished as
Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1     Press release issued February 17, 2004


                                       2

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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MALAN REALTY INVESTORS, INC.
                                          (registrant)



February 18, 2004                         By:  /s/ Melinda M. Hale
                                               -------------------
                                               Melinda M. Hale
                                               Acting Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION

EX-99.1                    Press release issued February 17, 2004